The First Trust Special Situations Trust, Series 161

        Baird Growth Opportunity Trust Telecommunications Series


          Supplement to the Prospectus dated September 17, 1996

       Notwithstanding anything to the contrary in the Prospectus, employees, officers and directors (including, as defined in the Prospectus, their immediate family members) of the companies represented in the Trust's portfolio may purchase Units of the Trust at the Public Offering Price set forth in the Prospectus less the concession the Sponsor typically allows to dealers and other selling agents.

October 16, 1996